UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):   January 23, 2013 (January 17, 2013)
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01                      Entry into a Material Definitive Agreement.

The information in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03                      Material Modification to Rights of Security Holders.

The information in Item 5.07 of this Current Report on Form 8-K relating to Proposal 3 is hereby incorporated by reference into this Item 3.03.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

As previously announced, on January 17, 2013, Magnum Hunter Resources Corporation (the “Company”) held its annual and special meeting of stockholders (the “Meeting”). As described below under Item 5.07, at the Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (the “Incentive Plan”), which increased the aggregate number of shares of the Company’s common stock (the “MHR Shares”) that may be issued under the Incentive Plan from 20,000,000 to 27,500,000 (as well as a proportionate increase in the maximum number of MHR Shares that may be covered by stock-based awards granted to any participant under the Incentive Plan in a calendar year).

The foregoing description of the Amendment to the Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment to the Incentive Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At the Meeting, the following Proposals 1, 2, 3, 5 and 6 were approved by the Company’s stockholders and Proposal 4 was not approved by the Company’s stockholders.  No other business was properly brought before the Meeting.  The Proposals are described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 28, 2012.  The voting results for the Meeting are set forth below. References herein to the Company’s common stockholders are deemed to include holders of certain exchangeable shares exchangeable for common stock of the Company, and references herein to the Company’s preferred stockholders are deemed to include holders of certain depositary shares representing certain preferred stock of the Company.

Proposal 1 – Election of Directors – The Company’s common stockholders elected J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Stephen C. Hurley, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfiefer and Jeff Swanson to serve as directors of the Company until the 2013 annual meeting of stockholders of the Company.  The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”
J. Raleigh Bailes, Sr.	82,108,238	5,675,714
Brad Bynum	85,621,754	2,162,198
Victor G. Carrillo	82,789,763	4,994,189
Gary C. Evans	84,433,769	3,350,183
Stephen C. Hurley	85,388,784	2,395,168
Joe L. McClaugherty	85,340,824	2,443,128
Ronald D. Ormand	82,698,921	5,085,031
Steven A. Pfiefer	85,362,091	2,421,861
Jeff Swanson	85,081,714	2,702,238

There were 52,404,223 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2012 – The Company’s common stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012.  The voting results for Proposal 2 were 137,450,738 shares “FOR” and 2,130,319 shares “AGAINST”, with 607,118 abstentions.

Proposal 3 – Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of MHR Shares to 350,000,000 – The Company’s common stockholders approved the amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of MHR Shares from 250,000,000 to 350,000,000.  The voting results for Proposal 3 were 118,436,583 shares “FOR” and 18,791,373 shares “AGAINST”, with 2,960,219 abstentions.

Proposal 4 – Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of Shares of the Company’s Preferred Stock to 15,000,000 – The Company’s common and preferred stockholders did not approve the amendment to the Certificate of Incorporation to increase the authorized number of shares of the Company’s preferred stock from 10,000,000 to 15,000,000. Proposal 4 required the approval of both (i) a majority of the outstanding MHR Shares and (ii) a majority of the combined voting power of the Company’s outstanding preferred stock.  With respect to the Company’s common stockholders, the voting results on Proposal 4 were 77,986,923 shares “FOR” and 9,289,888 shares “AGAINST”, with 507,141 abstentions and 52,404,223 broker non-votes.  With respect to the Company’s preferred stockholders, the voting results on Proposal 4 were 3,740,515 shares “FOR” and 639,983 shares “AGAINST”, with 277,299 abstentions. As a result, Proposal 4 was not approved.

Proposal 5 –Amendment to the Incentive Plan – The Company’s common stockholders approved the Amendment to the Incentive Plan which increased the aggregate number of MHR Shares that may be issued under the Incentive Plan from 20,000,000 to 27,500,000 (as well as a proportionate increase in the maximum number of MHR Shares that may be covered by stock-based awards granted to any participant under the Incentive Plan in a calendar year).  The voting results on Proposal 5 were 50,092,928 shares “FOR” and 37,018,953 shares “AGAINST”, with 672,071 abstentions and 52,404,223 broker non-votes.

Proposal 6 – Adjournment of the Meeting, if Necessary, to Solicit Additional Proxies in Favor of the Foregoing Proposals – The Company’s stockholders approved the proposal to adjourn the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.  With respect to the Company’s common stockholders, the voting results on Proposal 6 were 102,113,330 shares “FOR” and 35,751,486 shares “AGAINST”, with 2,323,359 abstentions.  With respect to the Company’s preferred stockholders, the voting results on Proposal 6 were 3,848,259 shares “FOR” and 762,955 shares “AGAINST”, with 46,583 abstentions.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 23, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

Exhibit No.	Description

10.1	Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan